UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2021

BUTTERFLY NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39292	84-4618156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Old Whitfield Street Guilford, Connecticut	06437
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 689-5650

Longview Acquisition Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BFLY	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	BFLY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 2 to Butterfly Network, Inc.’s (the “Company”) Current Report on Form 8-K (the “Form 8-K”) originally filed by the Company on February 16, 2021, as amended by Amendment No. 1 to the Form 8-K filed by the Company on February 16, 2021, is being filed solely for the purpose of amending the historical financial statements provided under Items 9.01(a) and 9.01(b) in the Form 8-K to include the audited consolidated financial statements of BFLY Operations, Inc. (formerly Butterfly Network, Inc.) (“Legacy Butterfly”) as of December 31, 2020 and 2019 and for each of the two years in the period ended December 31, 2020 and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Butterfly for the year ended December 31, 2020. This Amendment No. 2 does not amend any other item of the Form 8-K or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Form 8-K.

Capitalized terms used but not defined herein have the meanings assigned to them in the Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Legacy Butterfly as of December 31, 2020 and 2019 and for each of the two years in the period ended December 31, 2020 are filed herewith as Exhibit 99.1.

Also included herewith as Exhibit 99.2 and incorporated by reference herein is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Butterfly for the year ended December 31, 2020.

(d) Exhibits

Exhibit No.	Description

99.1	Audited consolidated financial statements of Legacy Butterfly as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Butterfly for the year ended December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUTTERFLY NETWORK, INC.

	By:	/s/ Todd M. Fruchterman, M.D., Ph.D.
	Name:	Todd M. Fruchterman, M.D., Ph.D.
	Title:	President and Chief Executive Officer

Date: March 29, 2021

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